SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 15, 1997.

                                OMI Trust 1996-B
               (Exact name of registrant as specified in charter)


           Pennsylvania               33-99320               23-2855625
   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)

         c/o PNC Bank, National Association
         Corporate Trust Department
         Attention:  Constantine Hromych
         1700 Market Street
         Philadelphia, Pennsylvania                             19103
         (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 15, 1997.

                                OMI Trust 1996-B
               (Exact name of registrant as specified in charter)


           Pennsylvania                33-99320                23-2855625
    (State or other jurisdiction     (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)

      c/o PNC Bank, National Association
      Corporate Trust Department
      Attention:  Constantine Hromych
      1700 Market Street
      Philadelphia, Pennsylvania                             19103
      (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-B

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on April 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on April 15, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


April 25, 1997

                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


April 25, 1997                              /s/ DOUGLAS R. MUIR
                                            -------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                                                               Page of Sequentially
                                                                                                   Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on April 15, 1997............................................................. 5-10

                                INDEX OF EXHIBITS

                                                                                                Page of Sequentially
                                                                                                   Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on April 15, 1997.................................................................